SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2003

Wachovia Corporation

(Exact name of registrant as specified in its charter)

North Carolina	1-10000	56-0898180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 374-6565

(Former name or former address, if changed since last report.)

Item 5. Other Events.

Attached as Exhibit 99 and incorporated into this Item 5 by reference is certain supplemental information relating to the reconciliation to GAAP financial measures of certain non-GAAP financial measures used by Wachovia Corporation (“Wachovia”). These non-GAAP financial measures were originally included in Exhibit 99(a) to Wachovia’s Current Report on Form 8-K dated January 16, 2003.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99	Reconciliation of Certain Non-GAAP Financial Measures.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: September 8, 2003	By:	/s/ Robert P. Kelly
	Name:	Robert P. Kelly
	Title:	Senior Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Reconciliation of Certain Non-GAAP Financial Measures.

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